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                                                                   Exhibit 10.66

                    EIGHTH AMENDMENT TO AMENDED AND RESTATED

                     ACCOUNTS RECEIVABLE FINANCING AGREEMENT

     This Eighth Amendment to Amended and Restated Accounts Receivable Financing Agreement (this "Eighth Amendment") is entered into as of December __, 2004, by and among (i) SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and (ii) SATCON TECHNOLOGY CORPORATION, a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210 (FAX 617-897-2401); SATCON POWER SYSTEMS, INC., Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON APPLIED TECHNOLOGY, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; SATCON ELECTRONICS, INC., a Delaware corporation with offices located at 27 Drydock Avenue, Boston, Massachusetts 02210; and SATCON POWER SYSTEMS CANADA LTD., a corporation organized under the laws of the Province of Ontario, Canada with offices located at 35 Harrington Court, Burlington, Ontario L7N 3P3 (individually and collectively, jointly and severally, "Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain Amended and Restated Accounts Receivable Financing Agreement dated as of April 4, 2003, as amended by a certain First Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of June 24, 2003, as further amended by a certain Second Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of August 11, 2003, as further amended by a certain Third Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 2, 2003, as further amended by a certain Fourth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of September 10, 2003, as further amended by a certain Fifth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of October 20, 2003, as further amended by a certain Sixth Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of December 12, 2003, and as further amended by a certain Seventh Amendment to Amended and Restated Accounts Receivable Financing Agreement dated as of December 3, 2004 (as amended from time to time, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

     Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.

     MODIFICATION TO LOAN AGREEMENT. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1 thereof:

               "   "Facility Period" is the period beginning on this date and continuing until December 31, 2004, unless it is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to
               Section 4.3."

          and inserting in lieu thereof the following:

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               "   "Facility Period" is the period beginning on this date and continuing until March 1, 2005, unless it is terminated sooner by Bank with notice to Borrower or by Borrower pursuant to Section 4.3."

4. FEES. Borrower shall pay to Bank a modification fee of $4,167.00, which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of December 19, 2002 between Borrower and Bank, and acknowledges, confirms and agrees that said Intellectual Property Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in said Intellectual Property Security Agreement, shall remain in full force and effect.

6. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Eighth Amendment, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Eighth Amendment in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Eighth Amendment shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Eighth Amendment.

10. COUNTERSIGNATURE. This Eighth Amendment shall become effective only when it shall have been executed by Borrower and Bank.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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     This Eighth Amendment is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:

SATCON  TECHNOLOGY CORPORATION


By
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Name:
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Title
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SATCON POWER SYSTEMS, INC.


By
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Name:
     --------------------------------

Title
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SATCON APPLIED TECHNOLOGY, INC.


By
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Name:
     --------------------------------

Title
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SATCON ELECTRONICS, INC.


By
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Name:
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Title
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SATCON POWER SYSTEMS CANADA LTD.


By
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Name:
     --------------------------------

Title
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BANK:

SILICON VALLEY BANK


By
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Name:
     --------------------------------

Title
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